July 11, 2011

Summary Prospectus

MAXISsm Nikkei 225 Index Fund
NKY LISTED ON NYSE ARCA ï CUSIP #74016W106

Precidian ETFs Trust

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s full prospectus, which contains more information about the fund and its risks. The fund’s full prospectus dated July 7, 2011 and statement of additional information dated July 7, 2011, are each incorporated by reference into this summary prospectus. All this information may be obtained at no cost either: online at precidianfunds.com; by calling Precidian ETFs at 855-621-0930 or by mailing a request to Precidian ETFs Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Nikkei Stock Average, commonly called the “Nikkei 225” (the “Underlying Index”).

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares through a broker-dealer on a national securities exchange or in the over-the-counter market (the “Secondary Market”) may be subject to customary brokerage commissions charged by their broker which are not reflected in the table set forth below.

 Shareholder Fees (fees paid directly from your investment):

No shareholder fees are levied by the Fund for purchases and sales made on the Secondary Market.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.50%

Distribution and/or Service (12b-1) Fees	0.00%

Other Expenses(a)	0.00%

Total Annual Fund Operating Expenses	0.50%

(a)	The Fund is new and Other Expenses are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years

$51	$160

Portfolio turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Because the Fund has not yet commenced operations, no portfolio turnover information is presented.

Principal investment strategies
The Fund, under normal circumstances, invests at least 80% of its assets in the securities in its Underlying Index or in depositary receipts representing securities in its Underlying Index (“DRs”).

The Nikkei 225, which is published by Nikkei Inc. (the “Index Provider”), measures the performance of 225 highly liquid stocks traded on the large cap or “first” section of the Tokyo Stock Exchange. The components of the Underlying Index are given an equal weighting based on a par value of 50 Japanese Yen per share, whereby the prices of stocks with other par values are adjusted to also reflect a par value of 50 Japanese Yen per share. As of March 31, 2011, the Underlying Index’s three largest sectors were consumer discretionary, industrial and information technology. As of June 10, 2011, the Underlying Index, which is considered diversified, was comprised of component securities with market capitalizations greater than $207.2 million that have a daily average traded volume of at least $938,463 over the past three months. The total market capitalization of the Underlying Index as of June 10, 2011 was in excess of $1.501 trillion.

Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index and may, from time to time, engage in a representative sampling strategy.

Principal risks of investing in the Fund
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Index Risk. The performance of the Underlying Index and the Fund may deviate from that of the market the Underlying Index seeks to track due to changes that are reflected in the market more quickly than the Underlying Index, which will reconstitute its component securities regularly only on an annual basis and rebalance intermittently individual index component securities for corporate actions under the Index Provider’s methodology.

Index Tracking Risk. Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons. To the extent the Advisor uses a representative sampling indexing strategy to manage the Fund, index tracking risk will be higher than if a replication strategy were implemented.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

Risks Related to Investing in Japan. The Underlying Index is comprised of securities of companies that are traded on the Tokyo Stock Exchange and domiciled in Japan. The risks of investing in the Japanese market include risks of natural disasters, lack of natural resources, reliance on trading partners (including the United States and Asian and European economies), national security, unpredictable political climate, large government debt, currency fluctuation and an aging labor force. The realization of such risks could have a negative impact on the value of securities of Japanese companies.

Nikkei 225 Sector Concentration Risk. The three largest sector concentrations of the Underlying Index are the consumer discretionary, industrials and information technology sectors. Consumer product companies are affected by interest rates, exchange rates, competition, and consumer confidence and preferences. Manufacturing companies may face supply and demand constraints and product obsolescence issues and can experience losses due to government regulations, environmental damage and product liability claims, and changes in exchange rates and commodity prices. Information technology companies are subject to risks of limited financing, competition, technological obsolescence and patent rights or regulatory approval delays.

Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the Japanese Yen depreciates against the U.S. dollar.

Risk of Investing in Depositary Receipts. The Fund may invest in DRs, including certain unsponsored DRs. Both sponsored and unsponsored DRs involve risk not experienced when investing directly in the equity securities of an issuer.

Valuation Risk. Since the component securities of the Underlying Index principally trade on the Tokyo Stock Exchange, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares on the NYSE Arca.

Concentration Risk. To the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. Concentrated Fund investments will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Equity Securities Risk. Equity securities are subject to changes in value and their values may be more volatile than other asset classes, such as fixed-income securities.

New Fund Risk. The Fund is a new fund. While the Fund intends that its Shares be listed on the NYSE Arca, there can be no assurance that active trading markets for the Shares will develop or be maintained. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the Shares.

Exchange-Traded Fund Risk. The Fund’s Shares may trade at a premium or discount to their NAV. Also, an active market for the Fund’s Shares may not develop and market trading may be halted if trading in one or more of the Fund’s underlying securities is halted.

Performance
As of the date of this summary prospectus, the Fund has not yet commenced operations and therefore no performance information is presented. For current performance information, please visit the Fund’s website at www.precidianfunds.com.

Investment advisor
Precidian Funds LLC is the investment advisor to the Fund (the “Advisor”).

Northern Trust Investments, Inc. (“NTI” or the “Sub-Advisor”) serves as the sub-advisor to the Fund.

Portfolio managers
Chad M. Rakvin is Director of Global Equity Index Management of the Sub-Advisor. Mr. Rakvin has been a portfolio manager of the Fund since its inception.

Shaun Murphy is Vice President of International Equities of the Sub-Advisor. Mr. Murphy has been a portfolio manager of the Fund since its inception.

Jordan Dekhayser is a Portfolio Manager of the Sub-Advisor. Mr. Dekhayser has been a portfolio manager of the Fund since its inception.

Purchase and sale of Fund shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in blocks of 500,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units are issued and redeemed principally in-kind for securities included in the Fund. Retail investors may purchase or sell Shares only in the Secondary Market. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax information
The Fund’s distributions are taxable and will generally be taxed as ordinary income, dividend income or capital gains.

Financial intermediary compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for the sale of Fund Shares and related services or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.